UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934

                                  July 23, 2002
                Date of Report (Date of earliest event reported)

                               FOSTER WHEELER LTD.
             (Exact Name of Registrant as Specified in Its Charter)

         Bermuda                    001-31305                 22-3802649
(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                           Identification No.)

                            Perryville Corporate Park
                         Clinton, New Jersey 08809-4000
                     (Address of Principal Executive Office)

                                 (908) 730-4000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

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Item 5.   OTHER EVENTS

          On July 23, 2002, Foster Wheeler Ltd. issued a press release announcing that one of its subsidiaries has preliminarily agreed to sell its interests in its Hudson Falls, New York waste-to-energy plant, a copy of which is annexed hereto as Exhibit 99.1.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)       Financial Statements:

               None.

(b)       Pro Forma Financial Information:

               None.

(c)       Exhibits:

               The following exhibit is filed or furnished as part of this Report to the extent described in Item 5.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FOSTER WHEELER LTD.


DATE:  July 24, 2002                   By: /s/ Thomas R. O'Brien
                                             -----------------------------------
                                             Thomas R. O'Brien
                                             General Counsel and Senior
                                             Vice President
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